EXHIBIT 32.2
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I Marshall Minor, Chief Financial Officer of Gold Flora Corporation (the “Company”), hereby certify, that, to my knowledge:
(1)The Quarterly Report on Form 10-Q for the period ended September 30, 2024 (the "Report") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 14, 2024	/s/ Marshall Minor
Marshall Minor
Chief Financial Officer
(Principal Financial Officer)
A signed original of this written statement required by Section 906 has been provided to Gold Flora Corporation and will be retained by Gold Flora Corporation and furnished to the Securities and Exchange Commission or its staff upon request.